                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              --------------------

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2006

                       THE MERIDIAN RESOURCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            TEXAS                              1-10671                        76-0319553
(State or Other Jurisdiction          (Commission File Number)               (IRS Employer
      of Incorporation)                                                    Identification No.)


                        1401 ENCLAVE PARKWAY, SUITE 300
                              HOUSTON, TEXAS 77077
              (Address of Principal Executive Offices) (Zip Code)

                                  281-597-7000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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                                EXPLANATORY NOTE

This Current Report on Form 8-K/A of The Meridian Resource Corporation (the "Company") is being filed with the Securities and Exchange Commission (the "SEC") to provide additional information regarding the disclosure originally reported in the Current Report on Form 8-K of the Company filed with the SEC on November 17, 2006 regarding the election of Dr. C. Mark Pearson to the Company's Board of Directors.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTIONS OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) On March 5, 2007, the Board of Directors of the Company appointed Dr. C. Mark Pearson as an additional member of each of the Board Affairs Committee and the Compensation Committee of the Board.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE MERIDIAN RESOURCE CORPORATION
                                              (Registrant)



                                              By:  /s/  Lloyd V. DeLano
                                                   -----------------------------
                                                   Lloyd V. DeLano
                                                   Senior Vice President
                                                   and Chief Accounting Officer




Date:  March 9, 2007